UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

MINIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street, Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Preferred Stock, $0.01 par value	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously anounced by Minim, Inc., a Delaware corporation (the “Company”) on Current Report on Form 8-k dated May 7, 2024, on May 3, 2024, the Company dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm, and engaged Beckles & Co. (“Beckles”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and the upcoming interim periods. This change was made due to the fact that BF Borgers was recently sanctioned by the Securities and Exchange Commission (the “Commission”), and as a result BF Borgers is not currently permitted to appear or practice before the Commission.

BF Borgers was also the independent registered public accounting firm for e2Companies LLC, a Florida limited liability company (“e2Companies”), with whom the Company, together with its wholly owned subsidiary, MME Sub 1 LLC, a Florida limited liability company (“Merger Sub”), had entered into an Agreement and Plan of Merger on March 12, 2024, , whereby e2Companies would merge with and into Merger Sub, with e2Companies being the surviving entity (the “Merger”), and as previously disclosed by the Company on Current Report on Form 8-K dated March 18, 2024. Therefore, e2Companies also has to engage a new independent public accountant to re-audit financial statements (previously audited by BF Borgers) required to be included in a Registration Statement. These events have significantly delayed the Company’s and e2Conpanies’ ability to complete and file a Registration Statement and Proxy Statement in connection with the Merger within the prescribed time period set forth in the Merger agreement.

In light of the above noted events, on June 17, 2024, the Company and Merger Sub entered into a First Amendment to the Agreement and Plan of Merger (“Amendment”) with e2Companies Pursuant to the Amendment, e2Companies and the Company have mutually agreed to terminate the “no-shop” provisions in the Agreement and Plan of Merger, and to grant the Company permission to seek alternate business combination candidates, while solely requiring that the Company provide two (2) Business Days’ prior written notice advising e2Companies that it intends to effect such alternate business combination and allow for additional negotiation with e2Companies to enable the parties to determine whether to propose revisions to the terms of the Agreement and Plan of Merger.

The foregoing description of the Amendment is not complete and is qualified in all respects to the Amendment, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	First Amendment to the Agreement and Plan of Merger among Minim, Inc, MME Sub 1 LLC, and e2Companies LLC, dated June 17, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINIM, INC.

Date: June 21, 2024	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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